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                                                                   EXHIBIT 10.47

                       ADDENDUM TO STOCK OPTION AGREEMENTS

     This Addendum to Stock Option Agreement (the "Addendum") is made and entered into by and between Diversified Corporate Resources, Inc. a Texas corporation (the "Company"), and Samuel E. Hunter (the "Optionee").

     WHEREAS, the Company has previously granted to Optionee the options to purchase (collectively referred to as the "Options") 10,000 shares of common stock of the Company at $3.00 per share, and another 10,000 shares of common stock of the Company at $4.00 per share; and

     WHEREAS, the Optionee has previously exercised part of the Options so that the number of shares remaining to be exercised with respect to the Options are 5,000 shares at $3.00 per share, and 10,000 shares at $4.00 per shares; and

     WHEREAS, both of the Options are subject to a written agreement (collectively referred to as the "Prior Agreements") between the Company and the Optionee; and

     Whereas, the purpose of this Addendum is to amend both of the Prior Agreements as herein set forth.

     For good and valuable consideration requested, the parties hereto agree as follows:

     1. The expiration date of both of Options shall be, and hereby is, extended from December 31, 2001 until December 31, 2006.

     2. Except as amended hereby, the Prior Agreements are not amended or revised and remain in full force and effect.

     This Addendum is effective as of the 9th day of August, 2001.

                                           Diversified Corporate Resources, Inc.


                                           By: /s/ James E. Filarski
                                               ---------------------------------
                                               James E. Filarski, President


                                               /s/ Samuel E. Hunter
                                               ---------------------------------
                                               Samuel E. Hunter